IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.	CASE NO. 2:13-BK-16127 (RJH)
	BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT
	MONTH OF March 2014
	DATE PETITION FILED: 9/16/2013
Debtor	TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/Susie Herrmann/	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE
Susie Herrmann, CFO	4/24/2014
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE
PRINTED NAME OF PREPARER	DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S
RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS											
	Operating	Savings	Payroll-FSA	Payroll	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Petty Cash	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	**Total**
	# 1311	# 0819	# 1770	# 2028	# 4411	# 4424	# 4602		# 6103	# 6116	# 6129	
Balance at Beginning of Period	537,195.32	-	2,354.92	(2,802.46)	124,000.00	10,000.00	30,000.00	136.26	266,754.04	-	-	967,638.08
RECEIPTS												
Cash Sales												-
Accounts Receivable												-
Loans and Advances												-
Sale of Assets	209,640.00											209,640.00
Transfers from Other DIP Accounts	2,354.92			17,725.80								20,080.72
COBRA reimbursement	9,310.79											9,310.79
2012 State Income Tax Refund	8,217.24											8,217.24
Other - Refund phone chgs									653.29			653.29
Other - Collection on behalf of buyer												-
												-
TOTAL RECEIPTS	229,522.95	-	-	17,725.80	-	-	-		653.29	-	-	247,902.04
DISBURSEMENTS												
Business - Ordinary Operations	31,750.74							136.26				31,887.00
Business - Labor Expenses	26,687.67			4,923.34								31,611.01
Capital Improvements												-
Pre-Petition Debt												-
Transfers to Other DIP Accounts	17,725.80		2,354.92									20,080.72
Other (attach list)												-
												-
												-
Reorganization Expenses:												-
Attorney Fees	99,322.60											99,322.60
Accountant Fees	-											-
Other Professional Fees												-
U. S. Trustee Quarterly Fee												-
Court Costs												-
												-
TOTAL DISBURSEMENTS	175,486.81	-	2,354.92	4,923.34	-	-	-	136.26	-	-	-	182,901.33
	403,500.65											
Balance at End of Month	591,231.46	Account Closed 3/14/14	-	10,000.00	124,000.00	10,000.00	30,000.00	Discontinue Petty Cash 3/31/14	267,407.33	Account Closed 3/14/14	Account Closed 3/14/14	1,032,638.79

*Information provided above should reconcile

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	182,901.33
Less: Transfers to Other DIP Accounts	(20,080.72)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	162,820.61

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue	-	-	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	-	-	268,814.00
COST OF GOODS SOLD			
Material	-	-	85,496.70
Direct Labor	-	-	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	-	-	116,418.17
GROSS PROFIT	-	-	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	14,230.76	42,692.28	247,383.45
Selling & Marketing (attach detail)	-	-	-
General & Administrative (SCHED 3A)	40,996.32	292,160.65	1,488,869.76
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	55,227.08	334,852.93	1,736,253.21
Income Before Non-operating Income and Expense	(55,227.08)	(334,852.93)	(1,583,857.38)
OTHER INCOME & (EXPENSE)			
Other Income (SCHED 3B)	237.24	4,691.24	(17,378.55)
Other Expense (SCHED 3C)	-	-	8,940.23
Interest Expense	(1,093.75)	(3,281.25)	(77,587.58)
Depreciation/Depletion	-	-	(5,719.82)
Amortization	-	-	(2,083.33)
Net Other Income & Expense	(856.51)	1,409.99	(93,829.05)
Income Before Reorganization Expense	(56,083.59)	(333,442.94)	(1,677,686.43)
REORGANIZATION EXPENSES			
Professional Fees	141,958.95	481,509.23	2,491,722.72
U.S. Trustee Fees	325.00	15,600.00	17,225.00
Other - Impairment Loss	-	-	8,270,805.86
(Gain) / Loss on Sale of Assets	75.00	(39,154.23)	(39,154.23)
Other - Mexico Wind Down	-	45,412.50	88,175.50
Total Reorganization Expenses	142,358.95	503,367.50	10,828,774.85
Income Tax	-	-	-
NET PROFIT OR (LOSS)	(198,442.54)	(836,810.44)	(12,506,461.28)

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending March 31, 2014
Case Number: 2:13-BK-16127 (RJH)

	March 31, 2014 Current Period	February 28, 2014 Prior Period
Current assets:		
Unrestricted Cash	868,639	803,638
Restricted Cash	164,000	164,000
Receivables, net	31,203	24,675
Note Receivable	35,000	35,000
Taxes Receivable	13,431	21,411
Due from Insider(s)	-	-
Inventory	-	-
Prepaid & other assets	614,299	647,747
Assets Held for Sale	187,500	187,500
Total current assets	1,914,072	1,883,971
Other assets:		
Intercompany Receivable (SCHED 4A)	90,084,140	90,061,222
Investment in Innergy	-	-
Investment in Collaboratev	-	-
Total other assets	90,084,140	90,061,222
Total assets	91,998,212	91,945,193
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	251,739	272,453
Accrued Taxes	-	-
Accrued Payroll	2,405	11,095
Accrued Legal	119,973	69,795
Intercompany Payable (SCHED 4A)	4,350,772	4,141,132
Accrued liabilities (SCHED 4B)	67,973	47,449
Total post-petition liabilities	4,792,862	4,541,923
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (SCHED 4A)	719,929	719,929
Other (SCHED 4C)	1,066,384	1,068,761
	0	0
Total Pre-Petition Liabilities	6,973,814	6,976,190
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	0	0
Total Pre-Petition Equity	92,761,316	92,761,316
	-	-
Post-Petition Cumulative Profit(Loss)	(12,506,461)	(12,308,019)
Direct Changes to Equity (Employee Stock & Option Vesting)	(29,444)	(32,342)
Direct Changes to Equity (Write-off of Related Party Debt/Receivable)	6,125	6,125
Total equity	80,231,535.63	80,427,079.64
Total liabilities & equity	91,998,212	91,945,193

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	66,203.22		35,000.00	31,203.22
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	66,203.22	-	35,000.00	31,203.22

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		-
Plus: Purchases		-
Less: Cost of Goods Sold		-
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable * (SCHED 6A)	251,738.73	49,860.66	72,415.26	15,548.85	113,913.96
Taxes Payable	-				
Notes Payable	-				-
Professional & Legal Fees Payable	170,446.28	123,872.78	3,700.00	540.00	42,333.50
Secured Debt	-				
Other (SCHED 6B)	4,370,677.11	225,274.24	1,093.75	30,906.26	4,113,402.86
Total Post-Petition Liabilities	4,792,862.12	399,007.68	77,209.01	46,995.11	4,269,650.32

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	-	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	14,230.76	99,342.62
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		14,230.76	247,386.49

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	-	25,537.20
Burns Barton, LLP	9/30/2013	Up to $20K per month or $120K ttl	1,342.50	1,342.50
McGladrey, LLP	9/30/2013	Up to $20K per month or $120K ttl	10,000.00	10,000.00
Kurtzman Carson Consultants, LLC	9/19/2013	NA	28,848.81	124,771.46
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	-	19,705.83
Armando Moreno Ibarra	9/30/2013	Up to $90K - Liquidator for Mexico covered under MX Wind down motion	-	32,575.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	-	7,928.00
Bustamante Escandon Y Pareyon SC	9/30/2013	Up to $20K per month or $120K ttl	-	22,865.00
Evers Robinson Ltd	9/30/2013	Up to $20K per month or $120K ttl	-	5,000.00
Total Payments to Professionals			40,191.31	249,724.99

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 3 (1 full time, 2 part time hourly on as needed basis)

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Travelers #PFUB-OB18463514	Workers Comp	02/25/14 - 02/25/15	Up front total prem $990
Travelers Policy # 6300B184635IND14	Comm Pkg Policy	03/01/14 - 05/01/14	Up front total prem $882
Travelers Policy # BA-0B18463514CAG	Comm Auto Liab	03/01/14 - 05/01/14	Up front total prem $1,724
Liberty Mutual Group - DO4N717527005	D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	Excess D&O Tail Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: March 2014
Account # 1311
Bank Name: Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
03/03/2014	City and County of San Francisco	Payroll Tax for SF employees 2013	5,931.20
03/04/2014	ADP	Payroll Taxes	2,489.01
03/04/2014	Transfer to Payroll Account	Transfer to Cover Payroll	7,725.80
03/05/2014	Bank of America	ECO Asia Bank Fee (Acct Closed 3/20/14)	100.00
03/06/2014	ADP	Payroll Processing Fee - Tax/W-2	1,619.45
03/07/2014	ADP	Payroll Processing Fee - Jan	3,917.32
03/11/2014	ADP	Payroll Taxes	2,239.69
03/17/2014	Bank of America	Acct Analysis Fees	2,739.09
03/18/2014	ADP	Payroll Taxes	2,040.90
03/18/2014	RDG Filings	SEC 8K Filing for Bankruptcy Reporting	820.00
03/25/2014	ADP	Payroll Taxes	2,304.65
03/27/2014	Akin Gump Strauss Hauer & Feld LL	Bankruptcy Counsel	35,006.67
03/28/2014	ADP	Payroll Processing Fee - Feb	166.98
03/31/2014	Transfer to Payroll Account	Tsfr not necessary, returned to 1311 4/2/14	10,000.00
		Total Cash/Electronic Disbursements	77,100.76

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7355	03/04/2014	Burns Barton, LLP	Corporate Counsel - Employee/Benefit	1,342.50
7359	03/04/2014	McGladrey, LLP	2013 Income Tax Return Preparation	10,000.00
7353	03/04/2014	APS	Utility	106.37
7354	03/04/2014	Beverly Frye	Employee office expense reimbursement	122.72
7356	03/04/2014	City of Phoenix	Utility	31.39
7357	03/04/2014	Discovery Benefits	Customer ID 18231	41.66
7358	03/04/2014	International Lead Zinc Research Or	Ins pymt due to 3rd party asset owner	1,993.61
7360	03/04/2014	SRP	Utility	32.54
7361	03/04/2014	Susie Herrmann	Employee office expense reimbursement	558.00
7362	03/06/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	18,415.52
7363	03/12/2014	Beverly Frye	Payroll Period 3/3/14 to 3/9/14	1,314.35
7364	03/12/2014	Sharon Blackwell	Payroll Period 3/3/14 to 3/9/14	1,052.65
7365	03/12/2014	Susie Herrmann	Payroll Period 3/3/14 to 3/9/14	2,304.65
7368	03/18/2014	VOID CHECK - ERROR	VOID CHECK	0.00
7369	03/18/2014	Arizona Waste Recovery, Inc.	Hazardous Waste Removal 1st Ave Whse	983.72
7370	03/18/2014	Beverly Frye	Employee office expense reimbursement	34.52
7377	03/18/2014	Bradley A. Martin	IT Support	200.00
7371	03/18/2014	City of Scottsdale-Post petition	Utility - Scottsdale Property	43.58
7372	03/18/2014	VOID CHECK - ERROR	VOID CHECK	0.00
7373	03/18/2014	Intertek	Rent for 11/1/13-3/1/14 for Estate Emp	7,500.00
7374	03/18/2014	Kurtzman Carson Consultants LLC	Bankruptcy Consultant	28,848.81
7375	03/18/2014	NRAI	Registered Agent Fees ETEC	236.25
7376	03/18/2014	Susie Herrmann	Employee office expense reimbursement	32.99
7366	03/19/2014	Beverly Frye	Pay Period 3/10/14 to 3/16/14	1,314.35
7367	03/19/2014	Susie Herrmann	Pay Period 3/10/14 to 3/16/14	2,304.67
7378	03/25/2014	Beverly Frye	Pay Period 3/17/14 to 3/23/14	1,314.35
7379	03/25/2014	Susie Herrmann	Pay Period 3/17/14 to 3/23/14	2,304.65
7380	03/26/2014	Jennings,Strouss & Salmon, PLC	Creditor Committee Counsel	7,812.70
7382	03/26/2014	Parker Schwartz, PLLC	Bankruptcy Counsel	7,896.40
7381	03/26/2014	National Registered Agents, Inc.	Registered Agent Fees ETEC NORTH	199.00
7383	03/26/2014	SRP	Utility	44.10
Total checks listed on this page				98,386.05
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	175,486.81

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: March 2014

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
03/27/2014	Transfer to Main Operating Acct	Insurance Program Ended 2/28/14	2,354.92
		Account closed 4/2/14	
		Total Cash/Electronic Disbursements	2,354.92

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	2,354.92

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: March 2014
Account # 2028
Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1291	03/05/2014	Beverly Frye	Pay period 2/24/14 to 3/2/14	1,237.03
1292	03/05/2014	Sharon Blackwell	Pay period 2/24/14 to 3/2/14	1,457.21
1293	03/05/2014	Susie Herrmann	Pay period 2/24/14 to 3/2/14	2,229.10
Total checks listed on this page				4,923.34
Total checks listed on continuation pages				-

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	4,923.34

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: March 2014
Account # # 6103
Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
March 2014

OPERATING EXPENSES General & Administrative (attach detail)	Current Month	Year to Date	Total Since Filing
Accounting Services	8,500.00	17,800.00	23,600.00
Business Insurance	22,245.17	98,563.85	239,687.75
Dues & Subscriptions	483.55	1,407.54	4,331.19
Investor Relations	-	-	-
Legal Fees	-	-	10,604.67
License & Permits	-	61.19	439.19
Marketing (including conferences, website maint & URL)	-	-	549.75
Miscellaneous Expenses	4,178.15	17,351.45	48,041.81
Office Expenses (supplies, postage)	146.73	1,558.76	5,688.16
Parking	-	-	30.00
Payroll Expenses	18,721.11	147,641.43	523,595.02
Payroll Expense - Workers Comp Insurance	82.50	40,234.62	(4,333.27)
Equity Compensation	-	5,130.08	(14,378.70)
Less: Officer Compensation	(14,230.76)	(42,692.28)	(241,115.66)
Professional Fees (including equity based prof. fees)	-	0.48	899,875.03
Property Taxes	1,440.88	3,929.29	5,825.90
Public Relations	-	-	11,875.00
Rent	-	-	23,776.27
Tax Penalties & Interest	-	426.95	5,195.17
Travel & Entertainement	-	-	1,194.56
Utilities (water, electric, internet, phone)	(571.01)	747.29	7,296.00
Allocate Marketing costs to subsidiary	-	-	(25,174.12)
Allocate IT costs to subsidiary	-	-	(37,733.96)
	40,996.32	292,160.65	1,488,869.76

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Other Income

March 2014

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total Since Filing
Other Income (attach list)			
Interest Income	237.24	237.24	275.04
Miscellaneous Income	-	-	-
Collection of Pre-Petition Phone Credit	-	4,454.00	4,454.00
Gain(loss) Equity Method Investment *		-	(22,107.59)
	237.24	4,691.24	(17,378.55)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
March 2014

OTHER INCOME & (EXPENSE):	Current Month	Year to Date	Total Since Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	-	8,940.23
	-	-	8,940.23

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	-
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(719,929.49)
Post Petition Inter Company Payable		
Due To Electric Transportation Engineering Corp	(4,188,384.00)	(3,978,744.00)
Due To Ecotality Stores, Inc.	(151,494.10)	(151,494.10)
Due to Portable Energy de Mexico, SA.DEC.V	(10,893.94)	(10,893.94)
Total Post Petition Payable	(4,350,772.04)	(4,141,132.04)
Pre and Post Petition Inter Company Receivable		
Due From Electric Transportation Engineering Corp	86,204,325.90	86,181,627.96
Due From Ecotality Stores, Inc.	3,844,713.74	3,844,593.29
Due From Ecotality Asia Pacific Limited	15,416.38	15,316.38
Due From Portable Energy de Mexico, SA.DEC.V	19,683.93	19,683.93
Total Pre and Post Petition Receviable	90,084,139.95	90,061,221.56

Total Inter Company Receivables / (Payables)	Current Period	Current Period
Due From Electric Transportation Engineering Corp	82,015,941.90	82,202,883.96
Due From Ecotality Stores, Inc.	3,693,219.64	3,693,099.19
Due From Ecotality Asia Pacific Limited	15,416.38	15,316.38
Due To Portable Energy de Mexico, SA.DEC.V	(711,139.50)	(711,139.50)
TOTAL Inter Company	85,013,438.42	85,200,160.03

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

March 2014

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	3,281.25	6,562.50
Accrued Professional Fees	50,473.50	31,000.00
Misc. Accrual	14,218.37	9,886.02
	67,973.12	47,448.52

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Pre-Petition Liabilities
March 2014

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	651,106.45	651,106.45
Accrued Payroll	79,255.41	81,631.68
Accrued Legal	22,770.30	22,770.30
Accrued Interest	52,604.17	52,604.17
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals		
	1,066,384.27	1,068,760.54

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
March 2014

	Current	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	0.00	562.50	562.50
ADP	0.00	2,649.50	0.00	0.00	0.00	2,649.50
Akin Gump Strauss Hauer & Feld LLP	0.00	8,720.10	66,335.00	0.00	32,596.10	107,651.20
Antenna Group LLC	0.00	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	0.00	0.00	0.00	3,125.00	3,125.00
Arrowhead	0.00	0.00	0.00	0.00	30.00	30.00
Arrowhead	0.00	0.00	0.00	15.00	83.26	98.26
Benesch Friendlander Coplan & Aronoff LLP	0.00	0.00	0.00	0.00	638.00	638.00
Beverly Frye	0.00	2,619.05	0.00	0.00	0.00	2,619.05
Bryan Cave LLP	0.00	1,476.40	0.00	903.50	4,631.50	7,011.40
Canon Financial Service, Inc.	0.00	0.00	0.00	0.00	294.85	294.85
City of San Diego	0.00	0.00	0.00	61.19	0.00	61.19
Corporate Stock Transfer	0.00	0.00	0.00	0.00	336.01	336.01
Cox Business	0.00	0.00	0.00	1,347.34	0.00	1,347.34
Digital - The Fruth Group	0.00	0.00	0.00	0.00	190.77	190.77
Digital - The Fruth Group	0.00	0.00	257.25	0.00	713.49	970.74
Farella Braun & Martel LLP	0.00	0.00	0.00	0.00	8,661.11	8,661.11
Fedex	0.00	0.00	0.00	37.33	0.00	37.33
Jennings,Strouss & Salmon, PLC	0.00	1,952.50	4,817.80	4,679.40	6,058.90	17,508.60
Kurtzman Carson Consultants LLC	4,950.60	0.00	0.00	0.00	0.00	4,950.60
M2M One	0.00	0.00	0.00	0.00	1,210.00	1,210.00
Maricopa County Treasurer	0.00	1,440.88	0.00	0.00	0.00	1,440.88
McGladrey, LLP	0.00	16,500.00	0.00	0.00	0.00	16,500.00
Merrill Communications	0.00	0.00	507.92	0.00	3,115.26	3,623.18
MR Copy (CCV Payments)	0.00	0.00	0.00	0.00	63.94	63.94
MT Data	0.00	0.00	0.00	0.00	577.50	577.50
NASDAQ OMX	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Oregon Dept. of Revenue -	0.00	0.00	0.00	0.00	237.37	237.37
Over The Wire	0.00	0.00	0.00	0.00	437.25	437.25
Parker Schwartz, PLLC	0.00	6,571.40	0.00	6,700.40	9,964.40	23,236.20
Pioneer Title Agency	0.00	0.00	0.00	0.00	4,375.00	4,375.00
Pitney Bowes Global Financial Services	0.00	0.00	0.00	64.00	213.27	277.27
San Diego Gas & Electric	0.00	0.00	401.60	0.00	0.00	401.60
Sanyo Customs Brokerage, Inc.	0.00	0.00	0.00	140.00	0.00	140.00
ScreenSpaces, Inc.	0.00	0.00	0.00	0.00	549.75	549.75
Susie Herrmann	0.00	46.58	0.00	0.00	0.00	46.58
Susie Herrmann	0.00	2,304.65	0.00	0.00	0.00	2,304.65
TPG The Piacent Group, Inc.	0.00	0.00	0.00	0.00	15,750.00	15,750.00
Travelers	629.00	0.00	0.00	1,000.00	0.00	1,629.00
Underwriters Laboratories, Inc.	0.00	0.00	0.00	505.00	0.00	505.00
UPS Supply Chain Solutions, Inc.	0.00	0.00	0.00	0.00	28.04	28.04
Xerox	0.00	0.00	95.69	95.69	95.69	287.07
Totals	**5,579.60**	**44,281.06**	**72,415.26**	**15,548.85**	**113,913.96**	**251,738.73**

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities

March 2014

POST-PETITION LIABILITIES	Current Period	Prior Period
Accrued Payroll	2,405.45	11,094.53
Accrued Interest	3,281.25	6,562.50
Intercompany Payable	4,350,772.04	4,141,132.04
Misc. Accrual	14,218.37	9,886.02
	4,370,677.11	4,168,675.09